SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 21, 1996


                             SPARTECH CORPORATION
     (Exact name of registrant as specified in its charter)


         DELAWARE                  1-5911                43-0761773
(State or other jurisdiction     (Commission            (IRS Employer
   of incorporation)              File Number)        Identification No.)



 7733 Forsyth Blvd., Suite 1450, Clayton, Missouri                 63105
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:      (314) 721-4242






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                      SPARTECH CORPORATION

                            FORM 8-K




Item 5.  Other Events

     This report files the announcement of the Registrant's Third Quarter and the Nine Months Operating Results.



Item 7.  Financial Statements and Exhibits

     Exhibits

     99 Spartech press release dated August 21, 1996.
































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                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SPARTECH CORPORATION



Date    August 27, 1996                 By /S/ Randy C. Martin
                                      Randy C. Martin
                                      Vice President-Finance and
                                      Chief Financial Officer



































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                          EXHIBIT 99














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